Land use rights, net	12 Months Ended
Dec. 31, 2019
Land use rights, net
Land use rights, net

6. Land use rights, net

There is no private land ownership in China. Companies or individuals are authorized to possess and use the land only through land use rights granted by the PRC government. Land use rights are amortized using the straight-line method over the lease term of around 50 years or less. The weighted average remaining lease term is 44 years.

	As of December 31,
	2018	2019
	RMB	RMB
Cost	2,093,750	2,681,762
Less: Accumulated amortization	(124,574)	(172,902)
Land use rights, net	1,969,176	2,508,860

Amortization expenses for land use rights were RMB35,964, RMB38,516 and RMB48,328 for the years ended December 31, 2017, 2018 and 2019, respectively.

As at December 31, 2018 and 2019, the title certificates for certain land use rights of the Company with carrying value of approximately RMB114,807 and RMB167,812, respectively, had not been obtained.